                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549



                                      FORM 8-K


                                   CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934



                         Date of Report:  February 5, 1999
                         (Date of earliest event reported)



                             THOMAS & BETTS CORPORATION
               (Exact name of registrant as specified in its charter)



            Tennessee                               1-4682
     (State or Other Jurisdiction            (Commission File Number)
          of Incorporation)

                                      22-1326940
                          (IRS Employer Identification No.)


     8155 T&B Boulevard
     Memphis, Tennessee                      38125
     (Address of Principal                   (ZIP Code)
     Executive Offices)



                 Registrant's Telephone Number, Including Area Code:
                                    (901) 252-8000

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ITEM 5.        OTHER EVENTS

     On February 5, 1999, Thomas & Betts Corporation (the "Registrant") announced, by the press release attached as Exhibit 20 to this report, and incorporated herein by reference, its financial results for the fiscal year ended January 3, 1999.

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS

Exhibits 12, 23.1 and 23.2 are being filed in connection with, and incorporated by reference in, the Registrant's Registration Statement on Form S-3, No. 333-61465, which was declared effective on August 14, 1998.

(c)  Exhibits

     12        Ratio of Earnings to Fixed Charges.

     20        Press Release of the Registrant dated February 5, 1999.

     23        Consent of Deloitte & Touche LLP, independent public accountants.

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

                                   SIGNATURE


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         Thomas & Betts Corporation
                         (Registrant)




                         By: /s/ Fred R. Jones
                             --------------------------------------
                             Fred R. Jones
                             Vice President-Chief Financial Officer



Date:  February 5, 1999

                                   EXHIBIT INDEX

    Exhibit    Description of Exhibits
    -------    -----------------------

     12        Ratio of Earnings to Fixed Charges.

     20        Press Release of the Registrant dated February 5, 1999.

     23        Consent of Deloitte & Touche LLP, independent public accountants

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